Investments	12 Months Ended
Dec. 31, 2018
Disclosure of Investments [Abstract]
Disclosure of investments accounted for using equity method [text block]
6	Investments

On June 8, 2018, the Company acquired 478,951 common shares of Anglo Pacific Group PLC (
“
Anglo Pacific”), a public company listed on the London Stock Exchange (
“
LSE”) and the TSX, through the sale of the Cañariaco Project Royalty (Note 9).

The common shares have been designated as FVTPL and any revaluation gains and losses, including any interest or dividend income, are included in profit and loss.
The fair value of the common shares is determined based on the closing price on the LSE at each period end.

	Cost	Accumulated unrealized loss	Foreign exchange loss	Fair value
Anglo Pacific common shares	$985	$25	$48	$912

Subsequent to the end of the year, the Company disposed of all its investments in common shares of Anglo Pacific for net proceeds of $1.0 million.